CARILLON SERIES TRUST
Carillon Chartwell Small Cap Fund

SUPPLEMENT DATED AUGUST 28, 2025 TO THE
PROSPECTUS AND SUMMARY PROSPECTUS
DATED MAY 1, 2025,
AS PREVIOUSLY AMENDED OR SUPPLEMENTED

At meetings held on August 14-15, 2025, the Board of Trustees of Carillon Series Trust, on behalf of its series, Carillon Chartwell Small Cap Fund (the “Fund”), voted to terminate in accordance with its terms the Plan of Reorganization and Termination pursuant to which (as previously announced) the Fund would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Reorganization”). Accordingly, the Reorganization will not occur as previously disclosed and the Fund will remain open for shareholder transactions.

Accordingly, effective immediately, the Fund’s Prospectus is amended as follows:

The “Important Notice” in the “Additional Information About the Funds” section on page 107 of Prospectus is deleted in its entirety.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE